UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

APAC CUSTOMER SERVICES, INC. (Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	0-26786 (Commission File Number)	36-2777140 (IRS Employer Identification No.)

Six Parkway North, Deerfield, Illinois (Address of principal executive offices)	60015 (Zip Code)

Registrant’s telephone number, including area code: (847) 374-4980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01   Entry into a Material Definitive Agreement.

On October 26, 2004, APAC Customer Services, Inc. (the “Registrant”) entered into the First Amendment to the Amended and Restated Credit Agreement (the “First Amendment”), by and among the Registrant, Harris Trust and Savings Bank, as Bank and as Agent, U.S. Bank National Association, Bank of America, N.A. and LaSalle Bank National Association, reducing the size of its revolving line of credit from $56.3 to $50.0 million.  Under the First Amendment, availability is to vary monthly based on the level of eligible receivables at the end of the preceding month.  If the First Amendment had been in place during the third quarter, the Registrant would have had between $29 million and $33 million of availability.  A copy of the First Amendment is hereby incorporated by reference and attached hereto as Exhibit 10.1.

The Registrant, Harris Trust and Savings Bank, U.S. Bank National Association, Bank of America, N.A. and LaSalle Bank National  Association,  are parties to the Amended and Restated Credit Agreement dated December 20, 2002 (the “Credit Agreement”).  There are no material relationships between the Registrant and the parties to the First Amendment other than under the Credit Agreement.

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2004, the Registrant issued a press release setting forth the Registrant’s financial and operating results for the third quarter of 2004.  A copy of this press release is attached hereto as Exhibit 99.1.  The information set forth in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filings.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

George L. Puig, Executive Vice President, resigned from his position as principal operating officer of the Registrant effective October 29, 2004.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits.

Exhibit Number	Description

10.1

First Amendment, dated October 26, 2004, to the Amended and Restated Credit Agreement, dated December 20, 2002, by and among APAC Customer Services, Inc., Harris Trust and Savings Bank, as Bank and as Agent, U.S. Bank National Association, Bank of America, N.A. and LaSalle Bank National Association.

99.1	Press Release issued by APAC Customer Services, Inc. on October 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc. (Registrant)

Date: October 27, 2004	By:	/s/ Marc T. Tanenberg
Marc T. Tanenberg Senior Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit Number	Description

10.1

First Amendment to Credit Agreement dated October 26, 2004, to the Amended and Restated Credit Agreement, dated December 20, 2002, by and among APAC Customer Services, Inc., Harris Trust and Savings Bank, as Bank and as Agent, U. S. Bank National Association, Bank of America, N.A. and LaSalle Bank National Association.

99.1	Press Release issued by APAC Customer Services, Inc. on October 27, 2004.